2nd Quarter 2017 Earnings Highlights July 27, 2017 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Financial Officer Chief Operating Officer John J. Martin Executive Vice President Chief Credit Officer

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 2nd Quarter 2017 Financial Highlights  Earnings Per Share of $ .57, a 16.3% Increase over 2Q2016  $24.1 Million of Net Income, a 20.6% Increase over 2Q2016  Total Assets of $7.8 Billion Grew by 13.0% over 2Q2016 Organic Loan Growth of $114 Million, an 8.6% Annualized Growth Rate Organic Deposit Growth of $129 Million, a 9.2% Annualized Growth Rate

4 2nd Quarter 2017 Performance Highlights  1.28% Return on Average Assets  9.82% Return on Average Equity  $16.97 Tangible Book Value Per Share, a 9.3% Increase over 2Q2016  53.61% Efficiency Ratio  Completed Acquisition of The Arlington Bank on May 19, 2017  Completed Acquisition of Independent Alliance Banks, Inc. on July 14, 2017

Mark K. Hardwick Executive Vice President Chief Operating Officer and Chief Financial Officer

Total Assets 2015 2016 Q1-’17 Q2-’17 1. Investments $1,277 $1,305 $1,327 $1,343 2. Loans Held for Sale 10 3 1 4 3. Loans 4,694 5,140 5,275 5,613 4. Allowance (62) (66) (68) (70) 5. CDI & Goodwill 260 259 258 310 6. BOLI 201 202 203 200 7. Other 381 369 330 405 8. Total Assets $6,761 $7,212 $7,326 $7,805 Annualized Asset Growth 6.7% 16.4%* 6 *Annualized from 12.31.2016

Commercial & Industrial 23.0% Commercial Real Estate Owner-Occupied 10.3% Commercial Real Estate Non-Owner Occupied 25.7% Construction Land & Land Development 7.9% Agricultural Land 2.6% Agricultural Production 1.3% Public Finance/Other Commercial 4.9% Residential Mortgage 15.2% Home Equity 7.8% Other Consumer 1.3% QTD Yield = 4.65% YTD Yield = 4.64% Total Loans = $5.6 Billion Loan and Yield Detail (as of 6/30/2017) 7

Mortgage-Backed Securities 30% Collateralized Mortgage Obligations 20% U. S. Agencies 2% Corporate Obligations 2% Corporate Equities 1% Tax-Exempt Municipals 45% Investment Portfolio (as of 6/30/2017)  $1.3 Billion Portfolio  Modified duration of 4.7 years  Tax equivalent yield of 3.85%  Net unrealized gain of $35.2 Million 8

9 Total Liabilities and Capital ($ in Millions) 2015 2016 Q1-’17 Q2-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,426 $4,724 2. Customer Time Deposits 880 747 789 875 3. Brokered Deposits 314 381 420 418 4. Borrowings 446 572 587 581 5. Other Liabilities 51 60 53 49 6. Hybrid Capital 123 122 122 123 7. Common Equity 851 902 929 1,035 8. Total Liabilities and Capital $6,761 $7,212 $7,326 $7,805

Deposit Detail (as of 6/30/2017) QTD Cost = .45% YTD Cost = .42% Total = $6.0 Billion 10 Demand Deposits 50% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 7%

11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 11 Capital Ratios (Target) (Target) (Target)

12 Net Interest Margin Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Net Interest Income - FTE ($millions) $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 Fair Value Accretion $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 Tax Equivalent Yield on Earning Assets 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% Cost of Supporting Liabilities 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% Net Interest Margin 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 3.72% 3.72% 3.81% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $40 $44 $48 $52 $56 $60 $64 $68 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion

13 Non-Interest Income – – – – – – – – – 2015 2016 Q1-’17 Q2-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.2 $ 4.4 2. Wealth Management Fees 11.3 12.6 3.4 3.4 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.7 4.2 5. Cash Surrender Value of Life Ins 2.9 4.3 0.9 3.0 6. Gains on Sales Mortgage Loans 6.5 7.1 1.3 1.6 7. Securities Gains/Losses 2.7 3.4 0.6 0.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 1.2 11. Total $69.8 $65.2 $14.9 $18.4 ($ in Millions) – – –

14 Non-Interest Expense 2015 2016 Q1-’17 Q2-’17 1. Salary & Benefits $101.9 $102.6 $ 25.7 $ 27.1 2. Premises & Equipment 25.5 29.5 7.0 6.9 3. Core Deposit Intangible 2.8 3.9 0.9 1.0 4. Professional & Other Outside Services 9.9 6.5 1.7 3.3 5. OREO/Credit-Related Expense 3.9 2.9 0.5 0.7 6. FDIC Expense 3.7 3.0 0.6 0.6 7. Outside Data Processing 7.1 9.2 2.6 3.1 8. Marketing 3.5 3.0 0.6 0.8 9. Other 16.5 16.7 3.5 3.8 10. Non-Interest Expense $174.8 $177.3 $43.1 $47.3 ($ in Millions)

15 2015 2016 Q1-’17 Q2-’17 1. Net Interest Income $196.4 $226.5 $ 61.0 $ 63.1 2. Provision for Loan Losses (0.4) (5.7) (2.4) (2.9) 3. Net Interest Income after Provision 196.0 220.8 58.6 60.2 4. Non-Interest Income 69.8 65.2 14.9 18.4 5. Non-Interest Expense (174.8) (177.3) (43.1) (47.3) 6. Income before Income Taxes 91.0 108.7 30.4 31.3 7. Income Tax Expense (25.6) (27.6) (7.2) (7.2) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 23.2 $24.1 9. EPS $ 1.72 $ 1.98 $ 0.56 $ 0.57 10. Efficiency Ratio 61.19% 56.51% 52.61% 53.61% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 – – $ 1.13 2. Dividends $ .15 .18 – – $ .33 3. Tangible Book Value $16.49 $16.97 – – 16 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.97 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.79% Forward Dividend Yield 29.2% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 17 .18

John J. Martin Executive Vice President and Chief Credit Officer

19 Loan Portfolio Trends ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 1 Arlington Q2-'17 $ 1 $ % 1. Commercial & Industrial 1,057$ 1,195$ 1,259$ 1,287$ 3$ 1,290$ 28$ 31$ 2.5% 2. Construction, Land and Land Development 367 419 337 418 24 442 81 105 31.2% 3. CRE Non-Owner Occupied 1,090 1,272 1,423 1,385 59 1,444 (38) 21 1.5% 4. CRE Owner Occupied 554 531 549 552 25 577 3 28 5.1% 5. Agricultural Production 98 80 77 76 - 76 (1) (1) (1.3%) 6. Agricultural Land 158 149 146 147 - 147 1 1 0.7% 7. Residential Mortgage 786 739 738 749 99 848 11 110 14.9% 8. Home Equity 349 419 424 422 14 436 (2) 12 2.8% 9. Public Finance/Other Commercial 160 258 244 274 - 274 30 30 12.3% 10. Other Consumer 75 78 78 79 - 79 1 1 1.3% 11. Total Loans 4,694$ 5,140$ 5,275$ 5,389$ 224$ 5,613$ 114$ 338$ 6.4% 12. Construction Concentration 2 50% 52% 41% 51% 13. Investment RE Concentration 2 197% 211% 215% 216% 1 Excludes acquired Arlington loans 2As a % of Risk Based Capital Change Linked Quarter 1 Excludes acquired Arlington Bank loans 2 As a % of Risk Based Capital

20 Asset Quality Summary ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 1 Arlington Q2-'17 $ 1 $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 27.9$ 26.1$ 1.3$ 27.4$ (1.8)$ (0.5)$ (1.8%) 2. Other Real Estate 17.3 9.0 8.3 11.9 - 11.9 3.6 3.6 43.4% 3. Renegotiated Loans 1.9 4.7 0.9 0.4 - 0.4 (0.5) (0.5) (55.6%) 4. 90+ Days Delinquent Loans 0.9 0.1 0.1 0.2 0.4 0.6 0.1 0.5 500.0% 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 37.2$ 38.6$ 1.7$ 40.3$ 1.4$ 3.1$ 8.3% 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.7% 0.8% 0.7% 7. Classified Assets 171.8$ 174.1$ 173.9$ 143.3$ 5.5$ 148.8$ (30.6)$ (25.1)$ (14.4%) 8. Criticized Assets (includes Classified) 275.0$ 292.6$ 304.3$ 244.0$ 5.5$ 249.5$ (60.3)$ (54.8)$ (18.0%) 1 Excludes acquired Arlington loans Change Linked Quarter 1 Excludes acquired Arlington Bank loans

21 Non-Performing Asset Reconciliation ($ in Millions) FMB Q3-'16 Q4-'16 Q1-'17 Q2-'17 1 Arlington Q2-'17186.1 1. Beginning Balance NPAs & 90+ Days Delinquent 51.5$ 49.9$ 43.8$ 37.2$ 37.2$ Non-Accrual 2. Add: New Non-Accruals 6.0 4.3 2.5 8.7 1.3$ 10.0 3. Less: To Accrual/Payoff/Renegotiated (3.2) (6.5) (2.6) (2.3) - (2.3) 4. Less: To OREO (0.4) (0.9) (0.5) (6.8) - (6.8) 5. Less: Charge-offs (1.9) (1.0) (1.5) (1.4) - (1.4) 6. Increase / (Decrease): Non-Accrual Loans 0.5 (4.1) (2.1) (1.8) 1.3 (0.5) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.4 0.9 0.5 6.8 - 6.8 8. Less: ORE Sold (3.1) (1.5) (1.0) (2.8) - (2.8) 9. Less: ORE Losses (write-downs) (0.3) (0.6) (0.2) (0.4) - (0.4) 10. Increase / (Decrease): ORE (3.0) (1.2) (0.7) 3.6 0.0 3.6 11. Increase / (Decrease): 90+ Days Delinquent 1.2 (1.5) 0.0 0.1 0.4 0.5 12. Increase / (Decrease): Renegotiated Loans (0.3) 0.7 (3.8) (0.5) 0.0 (0.5) 13. Total NPAs & 90+ Days Delinquent Change (1.6) (6.1) (6.6) 1.4 1.7 3.1 14. Ending Balance NPAs & 90+ Days Delinquent 49.9$ 43.8$ 37.2$ 38.6$ 1.7$ 40.3$ 1 Excludes acquired Arlington loans 1 Excludes acquired Arlington Bank loans

22 ALLL and Fair Value Summary ($ in Millions) Q3-'16 Q4-'16 Q1-'17 Q2-'17 1. Beginning Allowance for Loan Losses (ALLL) 62.2$ 63.5$ 66.0$ 68.2$ 2. Net Charge-offs (Recoveries) 0.6 (0.1) 0.2 0.6 3. Provision Expense 1.9 2.4 2.4 2.9 4. Ending Allowance for Loan Losses (ALLL) 63.5 66.0 68.2 70.5 5. Fair Value Adjustment (FVA) 37.9 34.9 30.6 29.7 6. Total ALLL plus FVA 101.4 100.9 98.8 100.2 7. Purchased Loans plus FVA 771.6 700.4 639.3 792.6 8. Specific Reserves 1.6 0.9 1.2 1.2 9. ALLL/Non-Accrual Loans 186.1% 220.1% 244.4% 257.7% 10. ALLL/Non-Purchased Loans 1.50% 1.47% 1.46% 1.45% 11. ALLL/Loans 1.28% 1.28% 1.29% 1.25% 12. ALLL & FVA/Total Loan Balances plus FVA1 2.02% 1.95% 1.86% 1.77% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

23 Asset Quality & Portfolio Summary  Strong organic quarterly loan growth of $114 million led by Construction, C&I and Public Finance. With Arlington Bank, loans grew $338 million.  Construction and CRE portfolios are 51% and 216% of risk-based capital, respectively; well beneath regulatory guidelines.  Total Criticized loans decreased $60.3 million this quarter with Classified dropping by $31 million.  Provision expense of $2.9 million for growth in loan portfolio.  ALLL to Loans of 1.25% and to Non-Purchased Loans of 1.45%.

Michael C. Rechin President and Chief Executive Officer

25 FMC Strategy and Tactics Overview Looking Forward . . .  Drive to gain the synergies and market expansion the Arlington Bank and Independent Alliance Bank acquisitions offer.  Win in all our Markets in all Businesses; Lending, Deposit Gathering, Payments, and Private Wealth Management; be the service-driven alternative to super-regional bank competitors  Continue Implementation of Workflow Technologies and Automation Agents for Back-Office Efficiency and Operating Leverage  Expand Specialty Finance Business in Asset Based Lending, Sponsor Finance, and Public Finance  Persistently Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Prepare to Successfully Cross the $10 Billion Asset Level “Responsive, Knowledgeable, High-Performing”

26 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

28 Appendix – Non-GAAP Reconciliation CAPITAL RATIOS (dollars in thousands): 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total Risk-Based Capital Ratio Total Stockholders' Equity (GAAP) 749,955 766,984 850,509 867,263 887,550 900,865 901,657 929,470 1,035,116 Adjust for Accumulated Other Comprehensive (Income) Loss a 6,490 3,614 1,362 (2,066) (7,035) (3,924) 13,581 3,722 (1,384) Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Add: Qualifying Capital Securities 56,827 51,827 55,776 55,236 55,296 55,355 55,415 55,474 55,534 Less: Tier 1 Capital Deductions (2,371) (3,418) (2,516) (1,999) (1,828) (1,440) (376) (80) (166) Less: Disallowed Goodwill and Intangible Assets (208,980) (208,749) (247,006) (250,367) (249,932) (249,541) (249,104) (250,493) (300,307) Less: Disallowed Deferred Tax Assets (1,581) (1,144) (1,677) (2,998) (2,743) (2,161) (564) (320) (665) Total Tier 1 Capital (Regulatory) 600,215$ 608,989$ 656,323$ 664,944$ 681,183$ 699,029$ 720,484$ 737,648$ 788,003$ Qualifying Subordinated Debentures 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 Allowance for Loan Losses includible in Tier 2 Capital 60,865 62,012 62,453 62,086 62,186 63,456 66,037 68,225 70,471 Total Risk-Based Capital (Regulatory) 726,080$ 736,001$ 783,776$ 792,030$ 808,369$ 827,485$ 851,521$ 870,873$ 923,474$ Net Risk-Weighted Assets (Regulatory) 4,865,157$ 4,956,737$ 5,247,617$ 5,355,827$ 5,511,557$ 5,836,806$ 5,993,381$ 6,114,112$ 6,592,710$ Total Risk-Based Capital Ratio (Regulatory) 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) 600,215$ 608,989$ 656,323$ 664,944$ 681,183$ 699,029$ 720,484$ 737,648$ 788,003$ Less: Qualified Capital Securities (56,827) (51,827) (55,776) (55,236) (55,296) (55,355) (55,415) (55,474) (55,534) Add: Additional Tier 1 Capital Deductions 2,371 3,418 2,516 1,999 1,828 1,440 376 80 166 Less: Preferred Stock Common Equity Tier 1 Capital (Regulatory) 545,759$ 560,580$ 603,063$ 611,707$ 627,715$ 645,114$ 665,445$ 682,254$ 732,635$ Net Risk-Weighted Assets (Regulatory) 4,865,157$ 4,956,737$ 5,247,617$ 5,355,827$ 5,511,557$ 5,836,806$ 5,993,381$ 6,114,112$ 6,592,710$ Common Equity Tier 1 Capital Ratio (Regulatory) 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% a Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

29 Appendix – Non-GAAP Reconciliation TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total Stockholders' Equity (GAAP) 749,955$ 766,984$ 850,509$ 867,263$ 887,550$ 900,865$ 901,657$ 929,470$ 1,035,116$ Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (220,196) (219,503) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) Tangible Common Equity (non-GAAP) 529,634$ 547,356$ 590,620$ 605,339$ 626,603$ 640,896$ 642,666$ 671,382$ 725,305$ Total Assets (GAAP) 6,140,308$ 6,189,797$ 6,761,003$ 6,798,539$ 6,906,418$ 7,022,352$ 7,211,611$ 7,326,193$ 7,805,029$ Less: Intangibles Assets (220,196) (219,503) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) Tangible Assets (non-GAAP) 5,920,112$ 5,970,294$ 6,501,239$ 6,536,740$ 6,645,596$ 6,762,508$ 6,952,745$ 7,068,230$ 7,495,343$ Tangible Common Equity Ratio (non-GAAP) 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% ANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total Stockholders' Equity (GAAP) 454,408$ 514,467$ 552,236$ 634,923$ 726,827$ 850,509$ 867,263$ 887,550$ 900,865$ 901,657$ 929,470$ 1,035,116$ Less: Preferred Stock (67,880) (90,783) (90,908) (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (154,019) (150,471) (149,529) (202,767) (218,755) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) Tax Benefit 2,907 2,224 2,249 4,973 6,085 6,278 6,753 6,453 6,204 5,930 5,659 6,941 Tangible Common Equity, Net of Tax (non-GAAP) 235,416$ 275,437$ 314,048$ 437,004$ 514,032$ 596,898$ 612,092$ 633,056$ 647,100$ 648,596$ 677,041$ 732,246$ Shares Outstanding 25,574,251 28,559,707 28,692,616 35,921,761 37,669,948 40,664,258 40,749,340 40,772,896 40,799,025 40,912,697 41,047,543 43,153,509 Tangible Common Equity per Share (non-GAAP) 9.21$ 9.64$ 10.95$ 12.17$ 13.65$ 14.68$ 15.02$ 15.53$ 15.86$ 15.85$ 16.49$ 16.97$

30 Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2015 2016 1Q17 2Q17 Non Interest Expense (GAAP) 174,806$ 177,359$ 43,099$ 47,316$ Less: Core Deposit Intangible Amortization (2,835) (3,910) (903) (991) Less: OREO and Foreclosure Expenses (3,956) (2,877) (531) (731) Adjusted Non Interest Expense (non-GAAP) 168,015 170,572 41,665 45,594 Net Interest Income (GAAP) 196,404 226,473 60,999 63,100 Plus: Fully Taxable Equivalent Adjustment 10,975 13,541 3,950 4,083 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 207,379 240,014 64,949 67,183 Non Interest Income (GAAP) 69,868 65,203 14,846 18,434 Less: Investment Securities Gains (Losses) (2,670) (3,389) (598) (567) Adjusted Non Interest Income (non-GAAP) 67,198 61,814 14,248 17,867 Adjusted Revenue (non-GAAP) 274,577 301,828 79,197 85,050 Efficiency Ratio (non-GAAP) 61.19% 56.51% 52.61% 53.61% FORWARD DIVIDEND YIELD 2Q17 Most recent quarter's divid nd per share 0.18$ Most recent quarter's dividend per share - Annualized 0.72$ Stock Price at 6/30/17 40.14$ Forward Dividend Yield 1.79% DIVIDEND PAYOUT RATIO 2017 YTD Dividends per share 0.33$ Earnings Per Share 1.13$ Dividend Payout Ratio - YTD 29.2%

31 Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2015 2016 1Q17 2Q17 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) 927,774$ 973,641$ 993,130$ 1,099,762$ Adjust for Accumulated Other Comprehensive (Income) Loss 1 (579) 9,701 8,226 3,830 Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions (1,903) - - - Less: Disallowed Goodwill and Intangible Assets (246,558) (248,656) (250,047) (299,859) Less: Disallowed Deferred Tax Assets (1,269) - - - Total Tier 1 Capital (Regulatory) 677,340 734,561 751,184 803,608 Allowance for Loan Losses includible in Tier 2 Capital 62,453 66,037 68,225 70,471 Total Risk-Based Capital (Regulatory) 739,793$ 800,598$ 819,409$ 874,079$ Construction, Land and Land Development Loans 366,704$ 418,703$ 336,931$ 442,389$ Concentration as a % of the Bank's Risk-Based Capital 50% 52% 41% 51% Construction, Land and Land Development Loans 366,704$ 418,703$ 336,931$ 442,389$ Investment Real Estate Loans 1,090,573 1,272,415 1,423,792 1,443,576 Total Construction and Investment RE Loans 1,457,277$ 1,691,118$ 1,760,723$ 1,885,965$ Concentration as a % of the Bank's Risk-Based Capital 197% 211% 215% 216% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 3Q16 4Q16 1Q17 2Q17 Loans Held for Sale (GAAP) 1,482$ 2,929$ 1,262$ 4,036$ Loans (GAAP) 4,973,844 5,139,645 5,274,909 5,613,144 Tot l Loans 4,975,326 5,142,574 5,276,171 5,617,180 Less: Purchased Loans (733,715) (665,417) (608,724) (762,893) Non-Purchased Loans (non-GAAP) 4,241,611$ 4,477,157$ 4,667,447$ 4,854,287$ Allowance for Loan Losses (GAAP) 63,456$ 66,037$ 68,225$ 70,471$ Fair Value Adjustment (FVA) (GAAP) 37,898 34,936 30,623 29,664 Allowance plus FVA (non-GAAP) 101,354$ 100,973$ 98,848$ 100,135$ Total Loans 4,975,326$ 5,142,574$ 5,276,171$ 5,617,180$ Fair Value Adjustment (FVA) (GAAP) 37,898 34,936 30,623 29,664 Total Loans plus FVA (non-GAAP) 5,013,224$ 5,177,510$ 5,306,794$ 5,646,844$ Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.50% 1.47% 1.46% 1.45% Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP) 2.02% 1.95% 1.86% 1.77%